                                                                  EXHIBIT 10.22

Schedule of 8.5 % Convertible Subordinated Debenture Ownership
As of March 31, 1999

                                                                                                                    Number of Shares
      Debenture Holder                                                                        Amount                   On Conversion
------------------------------------------------------------------------------------------------------------------------------------
Carrio Cabling Corporation                                                                  $   500,000                      223,809

Nicholas G. Bartol                                                                          $  7,507.50                        3,361

Timothy C. Bartol                                                                           $  7,507.50                        3,361

Ann Farr Bartol                                                                             $  7,507.50                        3,361

Pamela B. Carrio                                                                            $  7,507.50                        3,361

Mary Brigham Paul                                                                           $  7,507.50                        3,361

Rebecca Paul Harris                                                                         $  7,507.50                        3,361

Timothy C. Bartol                                                                           $ 20,000.00                        8,954

Nick G. Bartol                                                                              $ 39,000.00                       17,456

Renee F. Bartol                                                                             $ 10,000.00                        4,474

The J. Goldress Trust,                                                                      $ 20,000.00                        8,954
    Jerry  E. Goldress, Trustee

Suttle Brothers Investments LLC                                                             $ 21,000.00                        9,400

Suttle Brothers Investments LLC                                                             $ 31,500.00                       14,100

Schedule of 8.5 % Convertible Subordinated Debenture Ownership
As of March 31, 1999

                                                                                                                    Number of Shares
      Debenture Holder                                                                            Amount               On Conversion
------------------------------------------------------------------------------------------------------------------------------------
      Lee Katz                                                                                     $ 1,406.25                    630
      Richard J. Puricelli                                                                         $ 1,406.25                    630

      Carole O'Connor                                                                              $ 1,406.25                    630

      Richard D. Saunders                                                                          $ 1,406.25                    630

      Craig D. Crisman                                                                             $ 1,406.25                    630

      Marvin A. Davis                                                                              $ 1,406.25                    630

      Brian R. Stone                                                                               $ 1,406.25                    630

      Martin M. Batt                                                                               $ 1,406.25                    630

      Ronald N. Trout &                                                                            $ 4,922.00                  2,204
          Jonie Schuster Trout, Community Property

      The Principal Financial Group                                                                $10,000.00                  4,474
          (401K) Ronald N. Trout, Owner

      The Principal Financial Group                                                                $15,755.00                  7,050
          (401K) Alan R. Zimmerman, Owner

      Christopher D. Barnes                                                                        $ 2,817.00                  1,260

      The Principal Financial Group                                                                $ 3,521.00                  1,575
          (401K) Gary E. Church, Owner

      The Principal Financial Group                                                                $   704.00                    315
          (401K) Thomas D Coulson, Owner

      The Principal Financial Group                                                                $ 3,521.00                  1,575

Schedule of 8.5 % Convertible Subordinated Debenture Ownership
As of March 31, 1999


                                                                                                                    Number of Shares
      Debenture Holder                                                                          Amount                 On Conversion
------------------------------------------------------------------------------------------------------------------------------------
          (401K) Herb Kane, Owner

      The Principal Financial Group                                                              $ 3,521.00                    1,575

          (401K) William E. Turner, Jr., Owner

      The Principal Financial Group                                                              $11,056.00                    4,949
          (401K) Angie Gitch, Owner

      The Principal Financial Group                                                              $ 5,000.00                    2,237
          (401K) H. Christopher Parvin, Owner

      Wayne Harris                                                                               $60,500.00                   27,081

      The Principal Financial Group                                                              $39,500.00                   17,681
          (401K) Wayne Harris, Owner

      The Principal Financial Group                                                              $ 1,789.15                      799
          (401K) Donald D. Hammerle, Owner

      Christine Trapp                                                                            $   704.00                      315

      The Principal Financial Group                                                              $   704.00                      315
          (401K) Margie Williams, Owner

      The Principal Financial Group                                                              $ 1,760.00                      790
          (401K) Richard H. Gentry, Owner

      The Principal Financial Group                                                              $ 2,112.00                      943
          (401K)  Mark Lowe, Owner

      The Principal Financial Group                                                              $ 1,300.00                      583
       (401K) Mark F. Rudolph, Owner

      Matthew Clonts                                                                             $ 1,760.00                      790

Schedule of 8.5 % Convertible Subordinated Debenture Ownership
As of March 31, 1999


                                                                                                                    Number of Shares
      Debenture Holder                                                                          Amount                 On Conversion
------------------------------------------------------------------------------------------------------------------------------------
      The Principal Financial Group                                                             $ 5,000.00                     2,237
          (401K) Leslie K. Ferris, Owner

      Mark Albers                                                                               $ 1,760.00                       790

      The Principal Financial Group                                                             $ 3,520.00                     5,745
          (401K) Mark Albers, Owner

      The Principal Financial Group                                                             $50,000.00                    22,381
          IRA - James M. Thomson

      The Principal Financial Group                                                             $ 7,042.00                     3,154
          (401K) - David Boshes, Owner

      The Principal Financial Group                                                             $13,000.00                     5,819
          IRA  - David Boshes, Owner

      The Principal Financial Group                                                             $   114.00                        52
          (401K) Victoria L. Hodson, Owner

      The Principal Financial Group                                                             $ 4,250.39                     1,904
          (401K) David Richards, Owner

      Var & Co.,                                                                                $23,606.00                    10,565
       First Trust National Association

      Graham Humes                                                                              $ 1,225.00                       550

      Gordon A. Jr. & Blair B. MacInnes                                                         $ 1,531.00                       686

      John P. Lloyd &                                                                           $ 5,000.00                     2,237
           Beverly A Lloyd, Joint Tenants

      John P. Lloyd &                                                                           $10,000.00                     4,474
          John M. Lloyd, Joint Tenants